SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 29,2001

                             INTRACO SYSTEMS, INC .
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             (Exact Name of registrant as specified in its charter)



         Nevada                      0-027073                   87-0361511
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(State or other jurisdiction   (Commission File Number)      (IRS Employer or
incorporation)                                               Identification No.)



            3998 FAU Boulevard, Suite 210, Boca Raton, Florida 33431
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          (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (561) 367-0600
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          (Former name or former address, if changed since last report)

ITEM 5   OTHER EVENTS


         On November 29, 2001, Tarek Kirschen, Chief Executive Officer, and Director of the Company resigned as Chief Executive Officer effective November 30, 2001.

         Joseph Lents an investor with the company will serve as an interim Chief Executive Officer of Intraco Systems Inc., until the company can find a new chief executive officer.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTRACO SYSTEMS, INC.



                                     By: /s/ Robert Hildreth
                                     ------------------------------------------
                                     Robert Hildreth, Chairman of the Board


Dated:   November 29, 2001.